Exhibit 10.62
AMENDMENT NO. 3 TO WARRANT AGREEMENT

This Amendment No. 3 to Warrant Agreement (this “Amendment”) is dated as of February 22, 2023 and is made by and among Voya Financial, Inc., a Delaware corporation (the “Company”), and Computershare Inc., a Delaware corporation and its wholly-owned subsidiary Computershare Trust Company, N.A., a federally chartered, limited purpose trust company (collectively, the “Warrant Agent”). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Warrant Agreement, dated May 7, 2013, as amended by Amendment No. 1 thereto, dated as of May 22, 2017, and Amendment No. 2 thereto, dated as of November 10, 2017 (as so amended, the “Warrant Agreement”), between the Company and the Warrant Agent.

WHEREAS, the Warrant Agreement was duly executed and delivered by the Company and the Warrant Agent and constitutes the valid and binding agreement of the Company and the Warrant Agent, enforceable in accordance with its terms, except to the extent enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors’ rights or by general equitable principles; the Warrant Agreement remains in full force and effect as of the date hereof; and as of the date hereof there have been no adjustments to the Exercise Price or the Number of Shares or other adjustments pursuant to Article 6 of the Warrant Agreement;

WHEREAS, the Company and the Warrant Agent wish to amend the Warrant Agreement as set forth herein; and

WHEREAS, Section 7.03(a) of the Warrant Agreement provides that certain amendments to the Warrant Agreement may be made by the Company and the Warrant Agent in writing;

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
1. Amendments to the Warrant Agreement.
(a) The definitions of “Calculation Period” and “Daily Settlement Amount” in Section 1.01 of the Warrant Agreement are hereby amended and restated in their entirety as follows:

““Calculation Period” with respect to any Warrant means the 10, 30 or 45 consecutive Trading Day period (as specified in a Warrantholder’s exercise notice) beginning on and including the Trading Day immediately following the Exercise Date for such Warrant, except that, if a Warrant is exercised at any time after the 11th Scheduled Trading Day prior to the Expiration Date and until the Close of Business on the Expiration Date or upon a Cash Designated Event, then (i) the Warrant will be deemed to have been exercised the 11th Trading Day immediately preceding the Expiration Date or the Effective Date of such Cash Designated Event, as the case may be, and (ii) the Calculation Period for such Warrant will commence on the 11th Trading Day immediately preceding the Expiration Date or the Effective Date of such Cash Designated Event, as the case may be.”

““Daily Settlement Amount” means, for each exercised Warrant, on each of the 10, 30 or 45 consecutive Trading Days during the applicable Calculation Period, one-tenth (1/10th),

Exhibit 10.62
one-thirtieth (1/30th) or one-forty-fifth (1/45th), as applicable, of a number of shares (the “Daily Net Share Settlement Value”) equal to the product of (i) the Number of Shares and (ii) (A) the Daily VWAP of the Common Stock on such day, minus the applicable Exercise Price, divided by (B) such Daily VWAP. The Daily Net Share Settlement Value will be calculated to the nearest 1/10,000th of a share.”

(b) Section 3.04 of the Warrant Agreement is hereby amended and restated in its entirety as follows:

“Section 3.04. Settlement of Warrants. Net Share Settlement shall apply to each Warrant upon exercise of such Warrant. For each Warrant exercised hereunder, on the Settlement Date for such Warrant, the Company shall cause to be delivered to the Warrantholder a number of shares of Common Stock (which in no event will be less than zero) (the “Net Share Amount”) equal to the sum of the Daily Settlement Amounts for each of the 10, 30 or 45 consecutive Trading Days during the applicable Calculation Period, together with Cash in respect of any fractional shares of Common Stock as provided in Section 3.07. Notwithstanding the foregoing, if any information required in order to calculate the Net Share Amount deliverable upon exercise of a Warrant will not be available as of the applicable Settlement Date, the Company shall deliver any additional shares of Common Stock resulting from that calculation on the third Trading Day after the earliest Trading Day on which such calculation can be made.”

(c) The form of exercise notice set forth on the reverse of the form of Warrant Certificate in Exhibit A of the Warrant Agreement is hereby amended and restated in its entirety as set forth in Annex A hereto.

2. Effect of Amendment. The Company hereby represents and warrants to the Warrant Agent that this Amendment complies with the conditions set forth in Section 7.03 of the Agreement.
3. Effect on Warrant. Except as expressly amended hereby, the Warrant Agreement and the Warrants are and shall remain in full force and effect. On and after the date hereof, each reference in the Warrant Agreement and the Warrants to “this Warrant Agreement,” “Warrant Agreement,” “herein,” “hereof,” “hereunder,” “hereby” or words of similar import shall mean and be a reference to the Warrant Agreement as amended hereby as a whole and not to any particular provision of the Warrant Agreement. If and to the extent there are inconsistencies between the Warrant Agreement and this Amendment, the terms of this Amendment shall control.
4. Applicable Law. The validity, interpretation and performance of this Amendment shall be governed by the law of the State of New York without giving effect to the principles of conflicts of laws thereof.
5. Counterparts. This Amendment may be executed in any number of counterparts on separate counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.
[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the day and year first above written.

Exhibit 10.62

VOYA FINANCIAL, INC.

By:/s/Michelle Luk
Name: Michelle Luk
Title: Senior Vice President and Treasurer

By:/s/My Chi To
Name: My Chi To
Title: Executive Vice President, Chief Legal Officer and Corporate Secretary

[Signature Page to Amendment No. 3 to Warrant Agreement]

Exhibit 10.62
Acknowledged and Agreed as of the day and year first above written:

COMPUTERSHARE INC.
COMPUTERSHARE TRUST COMPANY, N.A.

For both entities

By:/s/Thomas Borbely
Name: Thomas Borbely
Title: Senior Manager – Corporate Actions

[Signature Page to Amendment No. 3 to Warrant Agreement]

Exhibit 10.62
Annex A

[To be attached if Warrant is a Certificated Warrant]
(FORM OF EXERCISE NOTICE)

Computershare Inc. and Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021
Attention: Corporate Actions

The undersigned (the “Registered Warrantholder”) hereby irrevocably exercises Warrants (the “Exercised Warrants”) and delivers to you herewith a Warrant Certificate or Warrant Certificates, registered in the Registered Warrantholder’s name, representing a Number of Warrants at least equal to the number of Exercised Warrants.
The Registered Warrantholder hereby elects the following Calculation Period:
☐ 10 consecutive Trading Day period
☐ 30 consecutive Trading Day period (the 30-Trading Day Calculation Period may only be elected if this exercise notice is delivered no later than the Close of Business on March 23, 2023). If the 30-Trading Day Calculation Period is elected in respect of any Exercised Warrants, such Exercised Warrants shall be deemed to have been exercised on March 23, 2023, which shall be the Exercise Date.
☐ 45 consecutive Trading Day period (the 45-Trading Day Calculation Period may only be elected if this exercise notice is delivered no later than the Close of Business on March 2, 2023). If the 45-Trading Day Calculation Period is elected in respect of any Exercised Warrants, such Exercised Warrants shall be deemed to have been exercised on March 2, 2023, which shall be the Exercise Date.

The Registered Warrantholder hereby directs the Warrant Agent to:
(a) deliver the Net Share Amount for each of the Exercised Warrants as follows: ; and
(b) if the number of Exercised Warrants is less than the Number of Warrants represented by the enclosed Warrant Certificates, to deliver a Warrant Certificate representing the unexercised Warrants to: .

Dated:
(Registered Warrantholder)

By:
Authorized Signature
Address:
Telephone: